Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003

Dear Shareholder:

The 12-month period ended March 31, 2003 remained a volatile environment for growth investors. Following a broad-based decline during the third quarter of 2002, the markets, led by technology stocks, rebounded during the fourth quarter. Most of the market strength occurred in October and November, led by semiconductors, software and telecommunications. The market seemed to react favorably to several factors including more positive third-quarter earnings announcements, the Federal Reserve Board's decision to cut short-term interest rates by 50 basis points, as well as mid-term election results, in which the Republican Party increased its House majority and gained control of the Senate. However, stocks gave back some of their gains during December and January, amid escalating geopolitical uncertainty with respect to Iraq and North Korea. Concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of six percent. In addition, energy prices rose sharply triggered by increased tensions with Iraq and an oil strike in Venezuela.

The first quarter of 2003 began under a continued cloud of global uncertainty. Once it became clear that diplomacy would not resolve the Iraq situation and war was imminent, the market rallied as many sidelined investors decided to participate. From that point on, day-to-day market volatility appeared to be highly correlated to the latest war report. Consumer sentiment, measured by the University of Michigan, improved during February and March, but remained historically low. Mortgage refinance applications averaged roughly 8,800 over the last three weeks of the quarter, exceeding prior record levels of 6,800 reached last October.

Performance and Portfolio Strategy

For the 12-month period ended March 31, 2003, Morgan Stanley Growth Fund's Class A, B, C and D shares posted total returns of -25.20 percent, -25.82 percent, -25.77 percent and -25.08 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -24.76 percent and the Lipper Large-Cap Core Fund Index returned -23.73 percent. The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results.

The Fund underperformed its benchmark, the S&P 500, due to both stock selection and sector allocation. Weak performances from consumer discretionary stocks were among the Fund's largest detractors. Within consumer discretionary, retailers experienced a sluggish sales environment. Wal-Mart came in lower than expected under difficult business conditions. In addition to the soft retail environment, Home Depot has seen its momentum slow in recent quarters. Despite its struggles, we believe that Home Depot should remain very profitable and is capable of generating substantial free cash flow. Moreover, many of Home Depot's stores will be renovated to fend off increasing competition from Lowes.

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003 continued

Technology, the Fund's second largest sector weighting and overweight relative to the technology stock weighting in the S&P 500, detracted from performance. Microsoft, Dell, Cisco, Intel, and IBM represented the largest percentage of our technology investment. We believe these dominant players will continue to take market share from their smaller rivals and are well positioned to benefit from a recovery in technology. Healthcare is an area where we are finding growth prospects in the areas of pharmaceutical and biotechnology companies. Our overweighting in this area contributed to relative performance. Merck benefited from an early FDA approval for a new cholesterol-lowering drug called Zetia. Amgen experienced impressive sales for new products that include Aranesp and Neulasta.

The industrials sector contributed to performance primarily due to stock selection. A slight underweighting relative to the S&P 500 also contributed to performance. Early in the period, General Electric experienced a cyclical downturn in its power systems business and its insurance business was down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events. The stock reacted adversely but rebounded during the first quarter of 2003. We began selling General Electric on strength. We also increased our position in United Technologies, which had a slight positive impact on the the Fund's relative return. We have also been increasing our position in Lockheed Martin, taking advantage of recent weakness. We believe the company's fundamentals are very strong and we have confidence in their earnings visibility for the next several years. Although some of its peers have pension expense problems, Lockheed is more favorably situated with regard to this issue because of its extensive government contracts. Under these contracts, the government pays for pension expense as a cost of doing business.

The telecommunications sector's weakness continued during the period, making it the second worst performing segment of the S&P 500 during the quarter. However, strong stock selection and the Fund's significant underweighting of this sector added to the Fund's relative performance. AT&T Wireless Services, Verizon Communications and Nextel Communications, were among the stronger performers in the sector. They recently benefited from stable to rising prices and positive subscription trends.

Looking Ahead

The successful conclusion of the war in Iraq has eliminated one major uncertainty hampering the markets. However, there is little clarity on the lasting effects or economic impact of the war. From the start of the conflict through quarter-end, we saw the market trade up and down on war reports and we expect that to continue. Industry and company fundamentals have deteriorated broadly over the last several weeks. Media companies, which had been strong, deteriorated rapidly and significantly. In technology areas such as software, a significant portion of sales typically occurs in the final month of each quarter and as a result of the war, there are fewer salesmen traveling to close deals and more customers taking a wait and see attitude. We have seen some slowdown in consumer behavior, but mortgage

Morgan Stanley Growth Fund
LETTER TO THE SHAREHOLDERS [ ] MARCH 31, 2003 continued

refinancing on the heels of lower interest rates has until recently been a powerful catalyst. We remain cautiously optimistic in the face of uncertainty and pessimism and continue to focus our efforts on intense company research.

We appreciate your ongoing support of Morgan Stanley Growth Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
--------------------------               ----------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO








ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Growth Fund
FUND PERFORMANCE [ ] MARCH 31, 2003

[GRAPHIC OMITTED]
                           GROWTH OF $10,000 CLASS--B

           DATE                  FUND        S&P 500(4)  LIPPER(5)
           ----                  ----        -------     ------
           March 31, 1993       10,000       10,000      10,000
           March 31, 1994       10,746       10,147      10,327
           March 31, 1995       10,755       11,727      11,406
           March 31, 1996       13,410       15,492      14,647
           March 31, 1997       14,524       18,563      16,833
           March 31, 1998       20,713       27,472      24,484
           March 31, 1999       24,094       32,540      28,571
           March 31, 2000       34,170       38,378      34,077
           March 31, 2001       22,345       30,056      26,501
           March 31, 2002       22,246       30,134      26,406
           March 31, 2003       16,503(3)    22,674      20,139

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


           AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED MARCH 31, 2003
--------------------------------------------------------------------------------

                          Class A Shares*
-------------------------------------------------------------------
1 Year                              (25.20)%(1)        (29.13)%(2)
5 Years                              (3.89)%(1)         (4.92)%(2)
Since Inception (7/28/97)            (1.20)%(1)         (2.14)%(2)

                         Class B Shares**
-------------------------------------------------------------------
1 Year                              (25.82)%(1)        (29.53)%(2)
5 Years                              (4.44)%(1)         (4.73)%(2)
10 Years                              5.14 %(1)          5.14 %(2)

                         Class C Shares+
-------------------------------------------------------------------
1 Year                              (25.77)%(1)        (26.51)%(2)
5 Years                              (4.59)%(1)         (4.59)%(2)
Since Inception (7/28/97)            (1.91)%(1)         (1.91)%(2)

                         Class D Shares++
-------------------------------------------------------------------
1 Year                              (25.08)%(1)
5 Years                              (3.68)%(1)
Since Inception (7/28/97)            (0.97)%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on March 31, 2003.
(4) The Standard and Poor's 500 Index (S&P 500(Reg. TM)) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Large-Cap Core Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
*    The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++   Class D has no sales charge.

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003

      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Common Stocks (96.4%)
                       Aerospace & Defense (1.9%)
179,150                Lockheed Martin Corp. ...........   $  8,518,583
 47,900                Raytheon Co. ....................      1,358,923
                                                           ------------
                                                              9,877,506
                                                           ------------
                       Apparel/Footwear Retail (0.6%)
104,400                Limited Brands, Inc. ............      1,343,628
110,075                TJX Companies, Inc. (The) .......      1,937,320
                                                           ------------
                                                              3,280,948
                                                           ------------
                       Beverages: Alcoholic (0.4%)
 45,065                Anheuser-Busch Companies,
                       Inc. ............................      2,100,480
                                                           ------------
                       Beverages: Non-Alcoholic (1.8%)
237,364                Coca-Cola Co. (The) .............      9,608,495
                                                           ------------
                       Biotechnology (2.9%)
192,439                Amgen Inc.* .....................     11,074,864
 45,600                Celgene Corp.* ..................      1,189,248
 68,001                Gilead Sciences, Inc.* ..........      2,855,362
                                                           ------------
                                                             15,119,474
                                                           ------------
                       Broadcasting (1.4%)
 80,100                Clear Channel
                       Communications, Inc.* ...........      2,716,992
143,075                Univision Communications,
                       Inc. (Class A)* .................      3,506,768
 54,000                USA Interactive* ................      1,446,660
                                                           ------------
                                                              7,670,420
                                                           ------------
                       Cable/Satellite TV (0.5%)
 98,600                EchoStar Communications
                       Corp. (Class A)* ................      2,847,568
                                                           ------------
                       Computer Communications (2.3%)
935,827                Cisco Systems, Inc.* ............     12,072,168
                                                           ------------
                       Computer Peripherals (0.3%)
201,150                EMC Corp.* ......................      1,454,314
                                                           ------------
                       Computer Processing
                       Hardware (1.8%)
310,096                Dell Computer Corp.* ............      8,468,722
 68,250                Hewlett-Packard Co. .............      1,061,287
                                                           ------------
                                                              9,530,009
                                                           ------------


      NUMBER OF
       SHARES                                                      VALUE
--------------------                                       --------------------
                       Data Processing Services (1.1%)
 34,250                Automatic Data Processing,
                       Inc. ............................   $  1,054,558
 94,944                First Data Corp. ................      3,513,877
 39,900                SunGard Data Systems Inc.*.......        849,870
                                                           ------------
                                                              5,418,305
                                                           ------------
                       Department Stores (0.9%)
 79,250                Kohl's Corp.* ...................      4,483,965
                                                           ------------
                       Discount Stores (4.4%)
 67,041                Costco Wholesale Corp.* .........      2,013,241
 81,600                Target Corp. ....................      2,387,616
359,653                Wal-Mart Stores, Inc. ...........     18,712,746
                                                           ------------
                                                             23,113,603
                                                           ------------
                       Drugstore Chains (0.5%)
 88,325                Walgreen Co. ....................      2,603,821
                                                           ------------
                       Electronic Components (0.2%)
 68,980                Jabil Circuit, Inc.* ............      1,207,150
                                                           ------------
                       Electronic Production
                       Equipment (0.8%)
229,626                Applied Materials, Inc.* ........      2,888,695
 56,500                Novellus Systems, Inc.* .........      1,540,755
                                                           ------------
                                                              4,429,450
                                                           ------------
                       Finance/Rental/Leasing (2.2%)
218,600                Freddie Mac .....................     11,607,660
                                                           ------------
                       Financial Conglomerates (5.9%)
132,550                American Express Co. ............      4,404,636
624,666                Citigroup, Inc. .................     21,519,744
218,100                J.P. Morgan Chase & Co. .........      5,171,151
                                                           ------------
                                                             31,095,531
                                                           ------------
                       Food: Major Diversified (1.8%)
 91,200                Kraft Foods Inc. (Class A) ......      2,571,840
173,525                PepsiCo, Inc. ...................      6,941,000
                                                           ------------
                                                              9,512,840
                                                           ------------
                       Home Improvement Chains (2.0%)
304,257                Home Depot, Inc. (The) ..........      7,411,701
 81,200                Lowe's Companies, Inc. ..........      3,314,584
                                                           ------------
                                                             10,726,285
                                                           ------------

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003 continued

      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Hospital/Nursing Management (1.1%)
    138,575            HCA Inc. ..........................   $  5,731,462
                                                             ------------
                       Household/Personal Care (3.9%)
     74,070            Colgate-Palmolive Co. .............      4,032,371
     75,900            Gillette Co. (The) ................      2,348,346
    159,437            Procter & Gamble Co. (The) ........     14,197,865
                                                             ------------
                                                               20,578,582
                                                             ------------
                       Industrial Conglomerates (5.8%)
     56,950            3M Co. ............................      7,405,209
    836,550            General Electric Co. ..............     21,332,025
     34,050            United Technologies Corp. .........      1,967,409
                                                             ------------
                                                               30,704,643
                                                             ------------
                       Information Technology Services (1.5%)
    102,500            International Business
                       Machines Corp. ....................      8,039,075
                                                             ------------
                       Integrated Oil (2.5%)
    381,600            Exxon Mobil Corp. .................     13,336,920
                                                             ------------
                       Investment Banks/Brokers (1.2%)
     80,704            Goldman Sachs Group, Inc.
                       (The) .............................      5,494,328
    155,600            Schwab (Charles) Corp. (The).......      1,123,432
                                                             ------------
                                                                6,617,760
                                                             ------------
                       Major Banks (1.6%)
    179,025            Bank of New York Co., Inc.
                       (The) .............................      3,670,012
    102,500            Wells Fargo & Co. .................      4,611,475
                                                             ------------
                                                                8,281,487
                                                             ------------
                       Major Telecommunications (1.3%)
    197,530            Verizon Communications Inc.........      6,982,685
                                                             ------------
                       Managed Health Care (0.8%)
     46,000            UnitedHealth Group Inc. ...........      4,216,820
                                                             ------------
                       Media Conglomerates (0.9%)
    130,525            Viacom, Inc. (Class B) * ..........      4,766,773
                                                             ------------
                       Medical Distributors (0.5%)
     50,600            Cardinal Health, Inc. .............      2,882,682
                                                             ------------


      NUMBER OF
       SHARES                                                        VALUE
--------------------                                         --------------------
                       Medical Specialties (1.7%)
    174,664            Medtronic, Inc. ...................   $  7,880,840
     26,150            St. Jude Medical, Inc.* ...........      1,274,812
                                                             ------------
                                                                9,155,652
                                                             ------------
                       Motor Vehicles (0.4%)
     47,400            Harley-Davidson, Inc. .............      1,882,254
                                                             ------------
                       Multi-Line Insurance (3.3%)
    348,474            American International Group,
                       Inc. ..............................     17,232,039
                                                             ------------
                       Oil & Gas Production (0.5%)
     51,400            Burlington Resources, Inc. ........      2,452,294
                                                             ------------
                       Oilfield Services/Equipment (3.0%)
    183,993            Baker Hughes Inc. .................      5,506,910
    174,550            BJ Services Co.* ..................      6,002,775
    128,300            Smith International, Inc.* ........      4,520,009
                                                             ------------
                                                               16,029,694
                                                             ------------
                       Other Consumer Services (1.2%)
     16,400            Apollo Group, Inc. (Class A)*......        818,360
     28,300            eBay, Inc.* .......................      2,413,707
     72,060            Weight Watchers International,
                       Inc.* .............................      3,318,363
                                                             ------------
                                                                6,550,430
                                                             ------------
                       Packaged Software (8.4%)
     44,350            Intuit Inc.* ......................      1,649,820
  1,427,400            Microsoft Corp. ...................     34,557,354
    456,872            Oracle Corp.* .....................      4,956,604
     32,800            Symantec Corp.* ...................      1,285,104
    130,200            VERITAS Software Corp.* ...........      2,288,916
                                                             ------------
                                                               44,737,798
                                                             ------------
                       Pharmaceuticals: Major (13.8%)
    146,178            Abbott Laboratories ...............      5,497,755
     96,850            Bristol-Myers Squibb Co. ..........      2,046,440
    297,699            Johnson & Johnson .................     17,227,841
     71,050            Lilly (Eli) & Co. .................      4,060,507
    170,043            Merck & Co., Inc. .................      9,314,956
    723,050            Pfizer, Inc. ......................     22,530,238
    164,496            Pharmacia Corp. ...................      7,122,677
    147,385            Wyeth, Inc. .......................      5,574,101
                                                             ------------
                                                               73,374,515
                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
PORTFOLIO OF INVESTMENTS [ ] MARCH 31, 2003 continued

 NUMBER OF
  SHARES                                               VALUE
----------                                        ---------------
             Pharmaceuticals:
             Other (0.3%)
 33,500      Forest Laboratories, Inc.* .......   $  1,807,995
                                                  ------------
             Publishing:
             Newspapers (0.5%)
 33,850      Gannett Co., Inc. ................      2,384,056
                                                  ------------
             Recreational Products (0.5%)
 46,200      Electronic Arts Inc.* ............      2,709,168
                                                  ------------
             Restaurants (0.9%)
 82,375      Wendy's International, Inc. ......      2,266,136
106,250      Yum! Brands, Inc.* ...............      2,585,063
                                                  ------------
                                                     4,851,199
                                                  ------------
             Semiconductors (4.9%)
842,700      Intel Corp. ......................     13,719,156
106,775      Linear Technology Corp. ..........      3,296,144
 51,350      Maxim Integrated Products,
             Inc. .............................      1,854,762
 54,330      Microchip Technology Inc. ........      1,081,167
264,779      Texas Instruments, Inc. ..........      4,334,432
 66,700      Xilinx, Inc.* ....................      1,561,447
                                                  ------------
                                                    25,847,108
                                                  ------------
             Specialty Stores (0.7%)
 70,200      Bed Bath & Beyond Inc.* ..........      2,424,708
 58,878      Tiffany & Co. ....................      1,471,950
                                                  ------------
                                                     3,896,658
                                                  ------------
             Telecommunication
             Equipment (0.7%)
107,010      QUALCOMM Inc. ....................      3,858,781
                                                  ------------
             Tobacco (0.4%)
 77,103      Altria Group, Inc. ...............      2,310,006
                                                  ------------
             Wireless
             Telecommunications (0.4%)
344,550      AT&T Wireless Services Inc.*......      2,274,030
                                                  ------------
             Total Common Stocks
             (Cost $534,449,698)...............    511,252,558
                                                  ------------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                        VALUE
-----------                                  ---------------
              Short-Term Investment (0.2%)
              Repurchase Agreement
$   1,108     Joint repurchase agreement
              account 1.345% due
              04/01/03 (dated
              03/31/03; proceeds
              $1,108,041) (a)
              (Cost $1,108,000) ..........   $  1,108,000
                                             ------------



Total Investments
(Cost $535,557,698) (b).........    96.6%         512,360,558
Other Assets in Excess of
Liabilities ....................     3.4           18,252,114
                                   ------         -----------
Net Assets .....................   100.0%        $530,612,672
                                   ======        ============

---------------------------
*    Non-income producing security.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) The aggregate cost for federal income tax purposes is $615,690,584. The aggregate gross unrealized appreciation is $12,602,174 and the aggregate gross unrealized depreciation is $115,932,200, resulting in net unrealized depreciation of $103,330,026.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003


Assets:
Investments in securities, at value
  (cost $535,557,698)............................   $512,360,558
Receivable for:
     Litigation settlement ......................     13,159,136
     Investments sold ...........................      9,829,483
     Shares of beneficial interest sold .........        514,700
     Dividends ..................................        437,380
Prepaid expenses and other assets ...............         62,443
                                                    ------------
   Total Assets .................................    536,363,700
                                                    ------------
Liabilities:
Payable for:
     Investments purchased ......................      4,460,950
     Shares of beneficial interest
        redeemed ................................        515,819
     Investment management fee ..................        354,369
     Distribution fee ...........................        332,804
Accrued expenses and other payables .............         87,086
                                                    ------------
   Total Liabilities ............................      5,751,028
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Composition of Net Assets:
Paid-in-capital .................................   $774,706,516
Net unrealized depreciation .....................    (23,197,140)
Accumulated net realized loss ...................   (220,896,704)
                                                    ------------
   Net Assets ...................................   $530,612,672
                                                    ============
Class A Shares:
Net Assets ......................................   $ 32,091,216
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      3,410,046
   Net Asset Value Per Share ....................   $       9.41
                                                    ============
   Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................   $       9.93
                                                    ============
Class B Shares:
Net Assets ......................................   $381,477,939
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     42,007,506
   Net Asset Value Per Share ....................   $       9.08
                                                    ============
Class C Shares:
Net Assets ......................................   $  8,562,790
Shares Outstanding (unlimited authorized,
  $.01 par value)................................        955,714
   Net Asset Value Per Share ....................   $       8.96
                                                    ============
Class D Shares:
Net Assets ......................................   $108,480,727
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     11,347,258
   Net Asset Value Per Share ....................   $       9.56
                                                    ============

Statement of Operations
For the year ended March 31, 2003

Net Investment Loss:
Income
Dividends .....................................   $   6,700,035
Interest ......................................         432,657
                                                  -------------
   Total Income ...............................       7,132,692
                                                  -------------
Expenses
Investment management fee .....................       5,105,420
Distribution fee (Class A shares) .............          45,355
Distribution fee (Class B shares) .............       4,821,627
Distribution fee (Class C shares) .............         100,533
Transfer agent fees and expenses ..............         960,650
Shareholder reports and notices ...............          86,554
Registration fees .............................          65,342
Professional fees .............................          56,189
Custodian fees ................................          45,718
Trustees' fees and expenses ...................          13,618
Other .........................................          15,772
                                                  -------------
   Total Expenses .............................      11,316,778
                                                  -------------
   Net Investment Loss ........................      (4,184,086)
                                                  -------------
Net Realized and Unrealized Loss:
Net realized loss* ............................    (164,049,731)
Net change in unrealized appreciation .........     (52,355,949)
                                                  -------------
   Net Loss ...................................    (216,405,680)
                                                  -------------
Net Decrease ..................................   $(220,589,766)
                                                  =============

--------------------------
* Includes the proceeds from the settlement of a class action suit of $13,159,136 involving a security formerly held by the Fund.


                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED             ENDED
                                                                             MARCH 31, 2003     MARCH 31, 2002
                                                                            ----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss .....................................................    $   (4,184,086)    $  (9,254,270)
Net realized loss .......................................................      (164,049,731)      (39,440,349)
Net change in unrealized appreciation/depreciation ......................       (52,355,949)       45,240,912
                                                                             --------------     -------------
  Net Decrease ..........................................................      (220,589,766)       (3,453,707)
                                                                             --------------     -------------
Distributions to Shareholders from Net Realized Gain:
Class A shares ..........................................................                 -           (60,301)
Class B shares ..........................................................                 -        (4,831,591)
Class C shares ..........................................................                 -           (86,029)
Class D shares ..........................................................                 -          (542,712)
                                                                             --------------     -------------
  Total Distributions ...................................................                 -        (5,520,633)
                                                                             --------------     -------------
Net decrease from transactions in shares of beneficial interest .........      (128,669,613)      (84,515,726)
                                                                             --------------     -------------
  Net Decrease ..........................................................      (349,259,379)      (93,490,066)
Net Assets:
Beginning of period .....................................................       879,872,051       973,362,117
                                                                             --------------     -------------
End of Period ...........................................................    $  530,612,672     $ 879,872,051
                                                                             ==============     =============

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of daily net assets not exceeding $750 million; 0.75% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan")

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,577,263 at March 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $511,321 and $1,757, respectively and received $16,737 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $960,658,090 and $1,057,733,200, respectively.

For the year ended March 31, 2003, the Fund incurred brokerage commissions of $51,483 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Distributor and Sub-Advisor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

Morgan Stanley Trust, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $6,350.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                FOR THE YEAR                      FOR THE YEAR
                                                   ENDED                             ENDED
                                               MARCH 31, 2003                    MARCH 31, 2002
                                     ---------------------------------- --------------------------------
                                          SHARES            AMOUNT            SHARES          AMOUNT
                                     ---------------- -----------------  --------------- ----------------
CLASS A SHARES
Sold ...............................      2,726,561    $   27,751,705        1,762,721    $   22,297,426
Reinvestment of distributions ......              -                 -            4,304            58,408
Redeemed ...........................       (716,319)       (7,161,083)      (1,305,494)      (16,354,763)
                                          ---------    --------------       ----------    --------------
Net increase - Class A .............      2,010,242        20,590,622          461,531         6,001,071
                                          ---------    --------------       ----------    --------------
CLASS B SHARES
Sold ...............................      2,029,744        19,810,625        5,195,613        65,684,814
Reinvestment of distributions ......              -                 -          335,754         4,458,811
Redeemed ...........................    (18,403,517)     (179,926,309)     (17,358,095)     (216,116,375)
                                        -----------    --------------      -----------    --------------
Net decrease - Class B .............    (16,373,773)     (160,115,684)     (11,826,728)     (145,972,750)
                                        -----------    --------------      -----------    --------------
CLASS C SHARES
Sold ...............................        381,180         3,616,981          368,720         4,643,135
Reinvestment of distributions ......              -                 -            6,378            83,366
Redeemed ...........................       (592,957)       (5,672,532)        (399,051)       (4,908,245)
                                        -----------    --------------      -----------    --------------
Net decrease - Class C .............       (211,777)       (2,055,551)         (23,953)         (181,744)
                                        -----------    --------------      -----------    --------------
CLASS D SHARES
Sold ...............................      5,690,189        62,362,171        7,434,795        97,276,415
Reinvestment of distributions ......              -                 -           31,165           428,205
Redeemed ...........................     (4,820,907)      (49,451,171)      (3,238,482)      (42,066,923)
                                        -----------    --------------      -----------    --------------
Net increase - Class D .............        869,282        12,911,000        4,227,478        55,637,697
                                        -----------    --------------      -----------    --------------
Net decrease in Fund ...............    (13,706,026)   $ (128,669,613)      (7,161,672)   $  (84,515,726)
                                        ===========    ==============      ===========    ==============

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

Morgan Stanley Growth Fund
NOTES TO FINANCIAL STATEMENTS [ ] MARCH 31, 2003 continued

The tax character of distributions paid was as follows:


                                      FOR THE YEAR       FOR THE YEAR
                                          ENDED             ENDED
                                     MARCH 31, 2003     MARCH 31, 2002
                                    ----------------   ---------------
Long-term capital gains .........          -              $5,520,613

As of March 31, 2003, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings ............                  -
Capital loss carryforward* ..........     $ (105,706,673)
Post-October losses .................        (35,057,145)
Net unrealized depreciation .........       (103,330,026)
                                          --------------
Total accumulated losses ............     $ (244,093,844)
                                          ==============

------------
* As of March 31, 2003, the Fund had a net capital loss carryforward of $105,706,673 of which $12,307,840 will expire on March 31, 2010 and $93,398,833 will expire on March 31, 2011 to offset future capital gains to the extent provided by regulations.

As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $4,184,086.

7. Subsequent Event

On April 24, 2003, the Trustees of the Fund and Morgan Stanley Tax-Managed Growth Fund ("Tax-Managed") approved a plan of reorganization whereby Tax-Managed would be merged into the Fund. The plan of reorganization is subject to the consent of Tax-Managed shareholders at a special meeting scheduled to be held on September 17, 2003. If approved, the assets of the Fund would be combined with the assets of Tax-Managed and shareholders of Tax-Managed would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Tax-Managed.

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 12.58       $ 12.60     $ 22.32       $ 17.34    $ 15.17
                                                           -------       -------     -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+]...............................      0.00         (0.04)      (0.06)        (0.09)     (0.05)
 Net realized and unrealized gain (loss) ...............     (3.17)         0.09       (6.82)         6.89       2.55
                                                           -------       -------     -------       -------    -------
Total income (loss) from investment operations .........     (3.17)         0.05       (6.88)         6.80       2.50
                                                           -------       -------     -------       -------    -------
Less distributions from net realized gain ..............        -          (0.07)      (2.84)        (1.82)     (0.33)
                                                           -------       -------     -------       -------    -------
Net asset value, end of period .........................   $  9.41       $ 12.58     $ 12.60       $ 22.32    $ 17.34
                                                           =======       =======     =======       =======    =======
Total Return+ ..........................................    (25.20)%        0.36 %    (34.32)%       42.32 %    16.87 %
Ratios to Average Net Assets(1):
Expenses ...............................................      1.18 %        1.18 %      1.11 %        1.13 %     1.19 %
Net investment loss ....................................     (0.06)%       (0.35)%     (0.34)%       (0.48)%    (0.29)%
Supplemental Data:
Net assets, end of period, in thousands ................   $32,091       $17,611     $11,824       $14,947     $4,987
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                          FOR THE YEAR ENDED MARCH 31,
                                                     -----------------------------------------------------------------------
                                                          2003          2002          2001           2000           1999
                                                     ------------- ------------- ------------- --------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...............    $  12.24      $  12.35      $  22.04        $   17.20    $  15.12
                                                        --------      --------      --------        ---------    --------
Income (loss) from investment operations:
 Net investment loss[+/+} ..........................       (0.09)        (0.14)        (0.15)           (0.15)      (0.11)
 Net realized and unrealized gain (loss) ...........       (3.07)         0.10         (6.70)            6.81        2.52
                                                        --------      --------      --------        ---------    --------
Total income (loss) from investment operations .....       (3.16)        (0.04)        (6.85)            6.66        2.41
                                                        --------      --------      --------        ---------    --------
Less distributions from net realized gain ..........           -         (0.07)        (2.84)           (1.82)      (0.33)
                                                        --------      --------      --------        ---------    --------
Net asset value, end of period .....................    $   9.08      $  12.24      $  12.35        $   22.04    $  17.20
                                                        ========      ========      ========        =========    ========
Total Return+ ......................................      (25.82)%       (0.44)%      (34.61)%          41.82 %     16.32 %
Ratios to Average Net Assets(1):
Expenses ...........................................        1.99 %        1.94 %        1.59 %           1.48 %      1.60 %
Net investment loss ................................       (0.87)%       (1.11)%       (0.82)%          (0.83)%     (0.70)%
Supplemental Data:
Net assets, end of period, in thousands ............    $381,478      $714,513      $867,382       $1,326,846    $913,060
Portfolio turnover rate ............................         155 %          95 %          67 %             81 %       113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                          FOR THE YEAR ENDED MARCH 31,
                                                         ---------------------------------------------------------------
                                                              2003         2002         2001         2000        1999
                                                         ------------- ----------- ------------- ----------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 12.07       $ 12.16     $ 21.80       $ 17.09    $ 15.08
                                                           -------       -------     -------       -------    -------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.08)        (0.11)      (0.19)        (0.23)     (0.16)
 Net realized and unrealized gain (loss) ...............     (3.03)         0.09       (6.61)         6.76       2.50
                                                           -------       -------     -------       -------    -------
Total income (loss) from investment operations .........     (3.11)        (0.02)      (6.80)         6.53       2.34
                                                           -------       -------     -------       -------    -------
Less distributions from net realized gain ..............        -          (0.07)      (2.84)        (1.82)     (0.33)
                                                           -------       -------     -------       -------    -------
Net asset value, end of period .........................   $  8.96       $ 12.07     $ 12.16       $ 21.80    $ 17.09
                                                           =======       =======     =======       =======    =======
Total Return+ ..........................................    (25.77)%       (0.20)%    (34.82)%       41.29 %    15.90 %
Ratio to Average Net Assets(1):
Expenses ...............................................      1.98 %        1.73 %      1.88 %        1.89 %     1.94 %
Net investment loss ....................................     (0.86)%       (0.90)%     (1.11)%       (1.24)%    (1.04)%
Supplemental Data:
Net assets, end of period, in thousands ................    $8,563       $14,095     $14,490       $11,848     $3,041
Portfolio turnover rate ................................       155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
FINANCIAL HIGHLIGHTS continued

                                                                           FOR THE YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------
                                                              2003          2002          2001         2000        1999
                                                         ------------- ------------- ------------- ----------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $  12.76      $  12.75     $ 22.49       $ 17.41    $ 15.21
                                                            --------      --------     -------       -------    -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................        0.01         (0.01)      (0.02)        (0.04)     (0.01)
 Net realized and unrealized gain (loss) ...............       (3.21)         0.09       (6.88)         6.94       2.54
                                                            --------      --------     -------       -------    -------
Total income (loss) from investment operations .........       (3.20)         0.08       (6.90)         6.90       2.53
                                                            --------      --------     -------       -------    -------
Less distributions from net realized gain ..............           -         (0.07)      (2.84)        (1.82)     (0.33)
                                                            --------      --------     -------       -------    -------
Net asset value, end of period .........................    $   9.56      $  12.76     $ 12.75       $ 22.49    $ 17.41
                                                            ========      ========     =======       =======    =======
Total Return+ ..........................................      (25.08)%        0.59 %    (34.14)%       42.75 %    17.02 %
Ratios to Average Net Assets(1):
Expenses ...............................................        0.99 %        0.94 %      0.88 %        0.89 %     0.94 %
Net investment income (loss) ...........................        0.13 %       (0.11)%     (0.11)%       (0.24)%    (0.04)%
Supplemental Data:
Net assets, end of period, in thousands ................    $108,481      $133,653     $79,666       $12,702     $1,563
Portfolio turnover rate ................................         155 %          95 %        67 %          81 %      113 %

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Growth Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Growth Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Growth Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 12, 2003

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:




                                                        TERM OF
                                                      OFFICE AND
                                      POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF        HELD WITH         TIME
         INDEPENDENT TRUSTEE           REGISTRANT       SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------ ------------- ----------------  ------------------------------------------------
Michael Bozic (62)                   Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                       April 1994        Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                        (December 1998-October 2000), Chairman and
New York, NY                                                         Chief Executive Officer of Levitz Furniture
                                                                     Corporation (November 1995-November 1998)
                                                                     and President and Chief Executive Officer of
                                                                     Hills Department Stores (May 1991-July 1995);
                                                                     formerly variously Chairman, Chief Executive
                                                                     Officer, President and Chief Operating Officer
                                                                     (1987-1991) of the Sears Merchandise Group
                                                                     of Sears, Roebuck & Co.

Edwin J. Garn (70)                   Trustee       Since             Director or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                            January 1993      Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                        United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                   and Chairman, Senate Banking Committee
Salt Lake City, UT                                                   (1980-1986); formerly Mayor of Salt Lake City,
                                                                     Utah (1971-1974), Astronaut, Space Shuttle
                                                                     Discovery (April 12-19, 1985) and Vice
                                                                     Chairman, Huntsman Corporation (chemical
                                                                     company); member of the Utah Regional
                                                                     Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                 Trustee       Since             Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                       September 1997    Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                  formerly associated with the Allstate
1675 Broadway                                                        Companies (1966-1994), most recently as
New York, NY                                                         Chairman of The Allstate Corporation
                                                                     (March 1993-December 1994) and Chairman
                                                                     and Chief Executive Officer of its wholly-owned
                                                                     subsidiary, Allstate Insurance Company
                                                                     (July 1989-December 1994).

                                         NUMBER OF
                                       PORTFOLIOS IN
                                           FUND
                                          COMPLEX
       NAME, AGE AND ADDRESS OF          OVERSEEN
         INDEPENDENT TRUSTEE           BY TRUSTEE**         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- -------------- ------------------------------------------------
Michael Bozic (62)                    123            Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                    123            Director of Franklin Covey (time management
c/o Summit Ventures LLC                              systems), BMW Bank of North America, Inc.
1 Utah Center                                        (industrial loan corporation), United Space
201 S. Main Street                                   Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                   and the Boeing Company) and Nuskin Asia
                                                     Pacific (multilevel marketing); member of the
                                                     board of various civic and charitable
                                                     organizations.

Wayne E. Hedien (68)                  123           Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                        mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                 Chairman of The Field Museum of Natural
1675 Broadway                                       History; director of various other business and
New York, NY                                        charitable organizations.

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

                                                         TERM OF
                                                       OFFICE AND
                                         POSITION(S)    LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH       TIME
          INDEPENDENT TRUSTEE             REGISTRANT     SERVED*        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------- ------------- ------------   -------------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Since          Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991      or Trustee of the Morgan Stanley Funds and
2099 Pennsylvania Avenue, N.W.                                       TCW/DW Term Trust 2003; Senior Partner,
Suite 950                                                            Johnson Smick International, Inc., a consulting
Washington, D.C.                                                     firm; Co-Chairman and a founder of the Group
                                                                     of Seven Council (G7C), an international
                                                                     economic commission; formerly Vice Chairman
                                                                     of the Board of Governors of the Federal
                                                                     Reserve System and Assistant Secretary of the
                                                                     U.S. Treasury.

Michael E. Nugent (66)                  Trustee       Since          Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991      Director or Trustee of the Morgan Stanley
445 Park Avenue                                                      Funds and TCW/DW Term Trust 2003; director/
New York, NY                                                         trustee of various investment companies
                                                                     managed by Morgan Stanley Investment
                                                                     Management Inc. and Morgan Stanley
                                                                     Investments LP (since July 2001); General
                                                                     Partner, Triumph Capital, L.P., a private
                                                                     investment partnership; formerly Vice
                                                                     President, Bankers Trust Company and BT
                                                                     Capital Corporation (1984-1988).

                                           NUMBER OF
                                         PORTFOLIOS IN
                                             FUND
                                            COMPLEX
        NAME, AGE AND ADDRESS OF           OVERSEEN
          INDEPENDENT TRUSTEE            BY TRUSTEE**          OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- --------------   ----------------------------------------------
Dr. Manuel H. Johnson (53)              123              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                    Chairman and Trustee of the Financial
2099 Pennsylvania Avenue, N.W.                           Accounting Foundation (oversight organization
Suite 950                                                of the Financial Accounting Standards Board);
Washington, D.C.                                         Director of RBS Greenwich Capital Holdings
                                                         (financial holding company).

Michael E. Nugent (66)                  214              Director of various business organizations.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:

                                                          TERM OF
                                                        OFFICE AND
                                     POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH            TIME
      INTERESTED TRUSTEE              REGISTRANT          SERVED*
------------------------------ ----------------------- ------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since
c/o Morgan Stanley Trust       and Trustee             July 1991
Harborside Financial Center,
Plaza Two,
Jersey City, NJ



James F. Higgins (54)          Trustee                 Since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


Philip J. Purcell (59)         Trustee                 Since
1585 Broadway                                          April 1994
New York, NY







   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of the
c/o Morgan Stanley Trust       Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,   2003; formerly Chairman, Chief Executive
Plaza Two,                     Officer and Director of the Investment Manager,
Jersey City, NJ                the Distributor and Morgan Stanley Services,
                               Executive Vice President and Director of
                               Morgan Stanley DW, Chairman and Director of
                               the Transfer Agent, and Director and/or officer
                               of various Morgan Stanley subsidiaries (until
                               June 1998) and Chief Executive Officer of the
                               Morgan Stanley Funds and the TCW/DW Term
                               Trusts (until September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust       Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,   June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                     (since August 2000); Director of the Distributor
Jersey City, NJ                and Dean Witter Realty Inc.; Director of AXA
                               Financial, Inc. and The Equitable Life Assurance
                               Society of the United States (financial services);
                               previously President and Chief Operating
                               Officer of the Private Client Group of Morgan
                               Stanley (May 1999-August 2000), President
                               and Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan Stanley
1585 Broadway                  Funds and TCW/DW Term Trust 2003;
New York, NY                   Chairman of the Board of Directors and Chief
                               Executive Officer of Morgan Stanley and
                               Morgan Stanley DW; Director of the Distributor;
                               Chairman of the Board of Directors and Chief
                               Executive Officer of Novus Credit Services Inc.;
                               Director and/or officer of various Morgan
                               Stanley subsidiaries.



                                  NUMBER OF
                                PORTFOLIOS IN
                                    FUND
                                   COMPLEX
   Name, Age and Address of       OVERSEEN
      Interested Trustee        BY TRUSTEE**         Other Directorships Held by Trustee
------------------------------ --------------   --------------------------------------------
Charles A. Fiumefreddo (69)    123              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          123              None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)         123              Director of American Airlines, Inc. and its
1585 Broadway                                   parent company, AMR Corporation.
New York, NY


------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Growth Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME
       EXECUTIVE OFFICER            REGISTRANT          SERVED*         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- -----------------  -------------------------------------------------
Mitchell M. Merin (49)         President and       President since
1221 Avenue of the Americas    Chief Executive     May 1999 and       President and Chief Operating Officer of Morgan
New York, NY                   Officer             Chief Executive    Stanley Investment Management (since December
                                                   Officer since      1998); President, Director (since April 1997) and
                                                   September 2002     Chief Executive Officer (since June 1998) of the
                                                                      Investment Manager and Morgan Stanley Services;
                                                                      Chairman, Chief Executive Officer and Director of
                                                                      the Distributor (since June 1998); Chairman (since
                                                                      June 1998) and Director (since January 1998) of
                                                                      the Transfer Agent; Director of various Morgan
                                                                      Stanley subsidiaries; President (since May 1999)
                                                                      and Chief Executive Officer (since September 2002)
                                                                      of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                      2003; Trustee (since December 1999) and President
                                                                      and Chief Executive Officer (since October 2002)
                                                                      of the Van Kampen Open-End Funds and President and
                                                                      Chief Executive Officer (since December 2002) of
                                                                      the Van Kampen Closed-End Funds; previously Chief
                                                                      Strategic Officer of the Investment Manager and
                                                                      Morgan Stanley Services and Executive Vice
                                                                      President of the Distributor (April 1997-June
                                                                      1998), Vice President of the Morgan Stanley Funds
                                                                      and the TCW/DW Term Trusts (May 1997-April 1999),
                                                                      and Executive Vice President of Morgan Stanley.

Barry Fink (48)                Vice President,     Since              General Counsel (since May 2000) and Managing
1221 Avenue of the Americas    Secretary and       February 1997      Director (since December 2000) of Morgan Stanley
New York, NY                   General Counsel                        Investment Management; Managing Director (since
                                                                      December 2000), and Director (since July 1998) of
                                                                      the Investment Manager and Morgan Stanley
                                                                      Services; Assistant Secretary of Morgan Stanley
                                                                      DW; Vice President, Secretary and General Counsel
                                                                      of the Morgan Stanley Funds and TCW/DW Term Trust
                                                                      2003 (since February 1997); Managing Director,
                                                                      Director and Secretary of the Distributor;
                                                                      previously, Vice President and Assistant General
                                                                      Counsel of the Investment Manager and Morgan
                                                                      Stanley Services (February 1997 - December 2001).

Joseph J. McAlinden (60)       Vice President      Since              Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                        July 1995          the Investment Manager, Morgan Stanley Investment
New York, NY                                                          Management Inc. and Morgan Stanley Investments LP;
                                                                      Director of the Transfer Agent; Chief Investment
                                                                      Officer of the Van Kampen Funds.

Ronald E. Robison (64)         Vice President      Since              Managing Director, Chief Administrative Officer
1221 Avenue of the Americas                        October 1998       and Director (since February 1999) of the
New York, NY                                                          Investment Manager and Morgan Stanley Services and
                                                                      Chief Executive Officer and Director of the
                                                                      Transfer Agent; previously Managing Director of
                                                                      the TCW Group Inc.

Thomas F. Caloia (57)          Treasurer           Since              Executive Director (since December 2002) and
c/o Morgan Stanley Trust                           April 1989         Assistant Treasurer of the Investment Manager, the
Harborside Financial Center,                                          Distributor and Morgan Stanley Services;
Plaza Two,                                                            previously First Vice President of the Investment
Jersey City, NJ                                                       Manager, the Distributor and Morgan Stanley
                                                                      Services; Treasurer of the Morgan Stanley Funds.

Francis Smith (37)             Vice President      Since               Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief           September 2002      Morgan Stanley Funds and TCW/DW Term Trust 2003
Harborside Financial Center,   Financial Officer                       (since September 2002); Executive Director of the
Plaza Two,                                                             Investment Manager and Morgan Stanley Services
Jersey City, NJ                                                        (since December 2001); previously Vice President
                                                                       of the Investment Manager and Morgan Stanley
                                                                       Services (August 2000-November 2001) and Senior
                                                                       Manager at PricewaterhouseCoopers LLP (January
                                                                       1998-August 2000).

------------
* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

SUB-ADVISOR

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]






                                                           [MORGAN STANLEY LOGO]






[GRAPHIC OMITTED]




MORGAN STANLEY
GROWTH FUND





ANNUAL REPORT
March 31, 2003


37977RPT-10907E03-OS-5/03